UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Small Cap Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2005

Waddell & Reed Advisors Small Cap Fund

CONTENTS
3	President's Letter
5	Manager's Discussion
8	Illustration of Fund Expenses
10	Portfolio Highlights
11	Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
23	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Income Tax Information
30	Directors and Officers
35	Annual Privacy Notice
37	Proxy Voting Information
37	Quarterly Portfolio Schedule Information
38	Householding Notice
38	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Small Cap Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Small Cap Fund, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2005

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended June 30, 2005. The 12-month period saw solid results for most investors. Stocks ended the period higher, with the S&P 500 returning 6.33 percent. Bonds overall, also, showed good results, with the Citigroup Broad Investment Grade Index rising 7.00 percent over the past 12 months.

Economic fundamentals were quite good. Corporate earnings remained solid. Gross domestic product (GDP) in the United States averaged 4 percent annualized growth through 2004, 3.8 percent in the first quarter of 2005, and estimates for the second calendar quarter of 2005 are for growth at 3 to 3.5 percent. Despite rising financial markets, investors generally remained cautious, bothered apparently by rising energy prices and interest rates, the potential for accelerating inflation, and a declining U.S. dollar.

The Federal Reserve initiated a series of increases in short-term interest rates during the period. The Fed enacted five quarter-point increases in the last half of calendar 2004 and four more between January and June of 2005, taking short-term rates from a very low level of 1 percent up to 3.25 percent. Recent public statements by the Federal Reserve indicate that additional increases may be forthcoming.

Despite the rising short-term interest rates and higher oil prices, we continue to feel the economy is doing quite well. Real economic growth of around 3 percent for the rest of calendar 2005, with a nominal growth (after inflation) of around 6 percent, seems likely, in our view. History suggests that corporate profits tend to grow in line with growth in the economy, and stocks generally follow the growth in profits. It now appears that S&P 500 profits could potentially rise in the area of 10 percent for all of 2005. Equities have been sluggish in the first six months of 2005, actually down slightly. We believe that some catch-up with profit growth appears probable.

Regardless of short-term setbacks brought on by economic or geopolitical events - and although past performance is no guarantee of future results - stocks have historically continued to rise over time. And, through appropriate diversification, you can potentially provide more balance to your portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Small Cap Fund
      June 30, 2005

An interview with Gilbert C. Scott, CFA, portfolio manager of Waddell & Reed Advisors Small Cap Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund produced a strong return for the fiscal year, outperforming both its benchmark index and Lipper peer group. The Class A shares of the Fund increased 13.68 percent over the period (before the impact of any sales charges), compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which increased 4.26 percent for the fiscal year, and the Lipper Small-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 5.46 percent for the same period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What helped the Fund outperform its benchmark index during the fiscal year?

We believe that our small overweight in energy was beneficial, as the energy sector brought strong returns over the last 12 months. Also, we feel that strong stock selection overall, particularly in the technology sector, served to bolster performance. The materials and processing sector, where the Fund owns several companies involved in the consulting and construction of energy infrastructure, also performed well over the fiscal year. In contrast, the producer durables sector acted as a drag on overall performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The benchmark ended the fiscal year with a positive quarter, although there were some negative points along the way. Overall, the period was marked by volatility in the small-capitalization asset class. Included in the benchmark's current fiscal year return is an almost 30 percent advance from August to December of 2004. Higher-quality stocks outperformed lower-quality stocks over the fiscal year, which was a big change from the prior year.

The market had a lot to digest over the fiscal year, including the very strong advance in late 2004, increasing energy and commodity prices, rising interest rates and, perhaps most important, concerns about increasing inflation. We believe that all of these issues served as gating factors for the market. The price of oil continues to surge and ended June near $60 a barrel. The Federal Reserve continued to increase short-term interest rates, which reached 3.25 percent at the end of the fiscal year. However, simultaneously, the yield on the 10-year U.S. Treasury security has fallen over the period, from about 4.72 percent to 3.94 percent by the end of June. This has resulted in what the Fed has deemed the "bond conundrum." We tend to believe that the lowering of the 10-year bond rate is an indication of a more benign assessment of inflation and/or a more tepid economic outlook.

One of the main inflation measures, the core Consumer Price Index, moved up to 2.2 percent at the end of May, which was up from 1.7 percent from 12 months ago. Core producer prices rose even faster, from 1.5 percent in May 2004 to 2.6 percent in May 2005, which suggests to us that companies will either attempt to pass on the higher prices to consumers or suffer margin declines.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The Fund maintained a fairly neutral sector position throughout the fiscal year. As mentioned above, we believe that our small overweight in energy aided returns. One of our core strategies is to seek to maintain a higher quality company bias, versus the benchmark. We believe that, over time, higher quality companies will produce superior results, compared with lower quality companies. That was certainly evident this last fiscal year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Industries within the energy sector were emphasized over the fiscal year, and we believe that the Fund was rewarded for this move. We still view the energy sector as an attractive investment area, but would not be surprised to see the sector consolidate some gains, since it has generally outperformed all other areas in recent quarters. In our view, technology and biotechnology could be areas that may show interesting investment appeal, since they have been such poor performers over the last 12 months and may be in line for improvement.

Inflation, interest rates and oil prices have come to the forefront of concerns for the market as we look toward the new fiscal year. We believe corporate profit growth likely will be positive, but may decelerate from 2004 levels. Taking into consideration the increase in costs that many businesses likely face, we intend to pay particular attention to a company's ability to pass on the additional costs or lower other costs in an effort to protect margins.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Small Cap Fund, Inc., Class A Shares (1)(2)	$15,374
Waddell & Reed Advisors Small Cap Fund, Inc., Class B Shares (2)	$15,379
Waddell & Reed Advisors Small Cap Fund, Inc., Class C Shares (2)	$15,546
Waddell & Reed Advisors Small Cap Fund, Inc., Class Y Shares (2)	$16,846
Russell 2000 Growth Index (3)	$10,472
Lipper Small-Cap Growth Funds Universe Average (3)	$12,498

		W&R ADVISORS SMALL CAP FUND CLASS A SHARES	W&R ADVISORS SMALL CAP FUND CLASS B SHARES	W&R ADVISORS SMALL CAP FUND CLASS C SHARES	W&R ADVISORS SMALL CAP FUND CLASS Y SHARES	RUSSELL 2000 GROWTH INDEX	LIPPER SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

10/4/99		9,425	10,000	10,000	10,000
OCT	1999	9,576	10,150	10,150	10,160	10,000	10,000
JUNE	2000	13,873	14,607	14,627	14,775	13,171	14,723
JUNE	2001	12,197	12,712	12,752	13,066	10,099	11,967
JUNE	2002	10,216	10,531	10,593	10,997	7,581	9,379
JUNE	2003	11,060	11,283	11,376	11,979	7,635	9,310
JUNE	2004	13,524	13,664	13,800	14,742	10,044	11,851
JUNE	2005	15,374	15,379	15,546	16,846	10,472	12,498

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of November 1, 1999.

Average Annual Total Return (4)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	7.14%	8.55%	12.65%	14.28%
5-year period ended 6-30-05	0.87%	0.84%	1.23%	2.66%
10-year period ended 6-30-05	-	-	-	-
Since inception of Class (5) through 6-30-05	7.78%	7.66%	7.99%	9.51%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)10-4-99 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

 Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

Illustration of Fund Expenses

SMALL CAP FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2005.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,053	1.59%	$8.11
Class B	1,000	1,048	2.54	12.88
Class C	1,000	1,049	2.43	12.32
Class Y	1,000	1,056	1.06	5.41
Based on 5% Return (2)
Class A	$1,000	$1,017	1.59%	$7.97
Class B	1,000	1,012	2.54	12.66
Class C	1,000	1,013	2.43	12.11
Class Y	1,000	1,020	1.06	5.31

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Shareholder Summary Of Small Cap Fund

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Small Cap Fund, Inc. had net assets totaling $924,394,098 invested in a diversified portfolio of:

96.69%	Common Stocks
3.31%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Technology Stocks	$25.71
Health Care Stocks	$19.24
Business Equipment and Services Stocks	$18.41
Consumer Nondurables Stocks	$7.52
Retail Stocks	$6.05
Energy Stocks	$5.52
Capital Goods Stocks	$3.71
Miscellaneous Stocks	$3.71
Cash and Cash Equivalents	$3.31
Financial Services Stocks	$2.75
Consumer Services Stocks	$2.52
Multiple Industry Stocks	$1.55

The Investments of Small Cap Fund
June 30, 2005
COMMON STOCKS	Shares	Value

Apparel - 3.73%
Oxford Industries, Inc.	474,000	$20,405,700
Quiksilver, Inc.*	881,100	14,079,978
		34,485,678
Banks - 1.33%
City National Corporation	171,550	12,301,850

Business Equipment and Services - 10.72%
CheckFree Corporation*	584,686	19,911,482
DiamondCluster International, Inc.*	37,500	422,437
Headwaters Incorporated*	371,400	12,768,732
Jacobs Engineering Group Inc.*	214,450	12,064,957
Macrovision Corporation*	796,350	17,953,711
Resources Connection, Inc.*	1,026,918	23,819,363
Strayer Education, Inc.	141,361	12,198,041
		99,138,723
Capital Equipment - 2.76%
Chicago Bridge & Iron Company N.V., NY Shares	597,700	13,663,422
Cooper Cameron Corporation*	191,500	11,882,575
		25,545,997
Chemicals - Specialty - 1.14%
Minerals Technologies Inc.	171,300	10,552,080

Communications Equipment - 6.55%
ADC Telecommunications, Inc.*	309,428	6,737,795
ADTRAN, Inc.	542,900	13,455,776
Andrew Corporation*	725,700	9,256,303
Plantronics, Inc.	595,600	21,656,016
Tekelec*	563,100	9,462,896
		60,568,786
Computers - Peripherals - 13.36%
Allscripts Healthcare Solutions, Inc.*	514,900	8,539,616
Avid Technology, Inc.*	341,110	18,186,280
Cognex Corporation	631,900	16,536,823
Epicor Software Corporation*	571,900	7,534,782
Kronos Incorporated*	325,850	13,154,565
MICROS Systems, Inc.*	354,800	15,832,950
Nautilus Group, Inc. (The)	824,500	23,498,250
Red Hat, Inc.*	749,250	9,811,429
Take-Two Interactive Software, Inc.*	408,625	10,401,549
		123,496,244
Cosmetics and Toiletries - 2.02%
Nu Skin Enterprises, Inc., Class A	800,700	18,656,310

Electrical Equipment - 0.95%
Microsemi Corporation*	465,200	8,743,434

Electronic Components - 1.41%
FormFactor, Inc.*	492,250	12,988,016

Electronic Instruments - 4.39%
FLIR Systems, Inc.*	681,100	20,358,079
WMS Industries Inc.*	599,000	20,216,250
		40,574,329
Finance Companies - 1.42%
Financial Federal Corporation	339,550	13,120,212

Food and Related - 1.77%
J.M. Smucker Company (The)	348,300	16,349,202

Health Care - Drugs - 3.59%
Angiotech Pharmaceuticals, Inc.*	513,150	7,104,562
Encysive Pharmaceuticals Inc.*	369,900	4,000,468
MGI PHARMA, INC.*	180,300	3,922,427
Martek Biosciences Corporation*	421,239	15,992,339
NPS Pharmaceuticals, Inc.*	190,500	2,163,128
		33,182,924
Health Care - General - 9.47%
Advanced Neuromodulation Systems, Inc.*	364,450	14,455,909
American Medical Systems Holdings, Inc.*	445,720	9,197,432
Digene Corporation*	502,100	13,885,575
Hologic, Inc.*	283,850	11,302,907
ResMed Inc.*	208,050	13,729,220
Schein (Henry), Inc.*	345,400	14,356,551
Wright Medical Group, Inc.*	395,600	10,580,322
		87,507,916
Hospital Supply and Management - 6.18%
Advisory Board Company (The)*	241,786	11,796,739
Cerner Corporation*	386,294	26,258,335
VCA Antech, Inc.*	401,350	9,734,744
WellCare Health Plans, Inc.*	263,600	9,360,436
		57,150,254
Leisure Time Industry - 1.30%
THQ Inc.*	410,850	12,021,471

Motor Vehicle Parts - 0.85%
Gentex Corporation	430,700	7,840,894

Multiple Industry - 1.55%
FoxHollow Technologies, Inc.*	325,101	12,405,854
PortalPlayer, Inc.*	75,100	1,566,586
Volcom, Inc.*	13,600	366,248
		14,338,688
Petroleum - Domestic - 1.39%
Western Gas Resources, Inc.	369,150	12,883,335

Petroleum - International - 2.31%
Newfield Exploration Company*	534,500	21,321,205

Petroleum - Services - 1.82%
Patterson-UTI Energy, Inc.	603,900	16,809,557

Publishing - 1.22%
Getty Images, Inc.*	151,450	11,246,677

Railroad - 1.47%
Kansas City Southern*	675,200	13,625,536

Restaurants - 1.05%
Red Robin Gourmet Burgers, Inc.*	156,111	9,662,490

Retail - Specialty Stores - 5.00%
Guitar Center, Inc.*	214,400	12,515,600
O'Reilly Automotive, Inc.*	606,100	18,082,994
Tractor Supply Company*	318,550	15,637,620
		46,236,214
Timesharing and Software - 7.69%
Audible, Inc.*	256,752	4,453,363
CoStar Group, Inc.*	18,077	788,880
Digitas Inc.*	1,306,900	14,905,194
FactSet Research Systems, Inc.	649,925	23,293,312
MicroStrategy Incorporated, Class A*	226,800	12,013,596
Zebra Technologies Corporation, Class A*	356,300	15,623,755
		71,078,100
Utilities - Telephone - 0.25%
NeuStar, Inc., Class A*	91,100	2,332,160

TOTAL COMMON STOCKS - 96.69%		$893,758,282

(Cost: $691,246,598)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 0.54%
Banks
Wells Fargo Bank, N.A.,
3.27%, 7-25-05	$5,000	5,000,000

Commercial Paper
Aluminum - 1.43%
Alcoa Incorporated,
3.4%, 7-1-05	13,211	13,211,000

Capital Equipment - 0.86%
Deere (John) Capital Corporation,
3.32%, 7-27-05	8,000	7,980,818

Finance Companies - 0.54%
USAA Capital Corp.,
3.15%, 7-6-05	5,000	4,997,812

Food and Related - 0.54%
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
3.3%, 7-8-05	5,000	4,996,792

Multiple Industry - 0.65%
Detroit Edison Co.,
3.34%, 7-1-05	6,000	6,000,000

Publishing - 0.76%
Tribune Co.,
3.28%, 7-11-05	$7,000	6,993,622

Total Commercial Paper - 4.78%		44,180,044

Municipal Obligations
California - 0.66%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Air Products and Chemicals, Inc./Wilmington Facility), Taxable Series 1997A,
3.11%, 7-6-05	6,100	6,100,000

Maryland - 0.43%
      Mayor and City Council of Baltimore (City of Baltimore,
           Maryland), General Obligation Bonds, Consolidated
           Public Improvement Refunding Bonds,
           Series 2003C (Variable Rate Demand/Taxable),
(Financial Security Assurance Inc.),
3.28%, 7-7-05	4,000	4,000,000

Total Municipal Obligations - 1.09%		10,100,000

TOTAL SHORT-TERM SECURITIES - 6.41%		$59,280,044

(Cost: $59,280,044)

TOTAL INVESTMENT SECURITIES - 103.10%		$953,038,326

(Cost: $750,526,642)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (3.10%)		(28,644,228)

NET ASSETS - 100.00%		$924,394,098

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $750,527) (Notes 1 and 3)	$953,038
Cash	14
Receivables:
Investment securities sold	1,176
Fund shares sold	716
Dividends and interest	41
Prepaid and other assets	40

Total assets	955,025

LIABILITIES
Payable for investment securities purchased	17,302
Payable to Fund shareholders	12,786
Accrued shareholder servicing (Note 2)	329
Accrued service fee (Note 2)	118
Accrued management fee (Note 2)	22
Accrued accounting services fee (Note 2)	19
Accrued distribution fee (Note 2)	12
Other	43

Total liabilities	30,631

Total net assets	$924,394

NET ASSETS
$0.001 par value capital stock:
Capital stock	$60
Additional paid-in capital	697,401
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(17)
Accumulated undistributed net realized gain on investment transactions	24,438
Net unrealized appreciation in value of investments	202,512

Net assets applicable to outstanding units of capital	$924,394

Net asset value per share (net assets divided by shares outstanding):
Class A	$15.29
Class B	$14.53
Class C	$14.69
Class Y	$15.61
Capital shares outstanding:
Class A	40,329
Class B	5,299
Class C	1,565
Class Y	13,303
Capital shares authorized	1,000,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $10)	$2,671
Interest and amortization	1,464

Total income	4,135

Expenses (Note 2):
Investment management fee	7,403
Shareholder servicing:
Class A	2,606
Class B	473
Class C	119
Class Y	284
Service fee:
Class A	1,409
Class B	183
Class C	56
Distribution fee:
Class A	61
Class B	548
Class C	168
Accounting services fee	218
Custodian fees	42
Legal fees	42
Audit fees	19
Other	243

Total expenses	13,874

Net investment loss	(9,739)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	76,905
Realized net loss on purchased options	(523)

Realized net gain on investments	76,382
Unrealized appreciation in value of investments during the period	46,035

Net gain on investments	122,417

Net increase in net assets resulting from operations	$112,678

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(9,739)	$(11,121)
Realized net gain on investments	76,382	63,627
Unrealized appreciation	46,035	107,943

Net increase in net assets resulting from operations	112,678	160,449

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(-)	(-)

Capital share transactions (Note 5)	(91,891)	46,365

Total increase	20,787	206,814
NET ASSETS
Beginning of period	903,607	696,793
End of period	$924,394	$903,607

Undistributed net investment loss	$(17)	$(8)

(1)See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$13.45	$11.00	$10.16	$12.14	$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.17)	(0.11)	(0.11)	0.05
Net realized and unrealized gain (loss) on investments	2.00	2.62	0.95	(1.86)	(1.84)

Total from investment operations	1.84	2.45	0.84	(1.97)	(1.79)

Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.01)	(0.08)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.67)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.00)	(0.00)	(0.00)	(0.01)	(0.75)

Net asset value, end of period	$15.29	$13.45	$11.00	$10.16	$12.14

Total return (1)	13.68%	22.27%	8.27%	-16.25%	-12.08%
Net assets, end of period (in millions)	$617	$620	$471	$493	$371
Ratio of expenses to average net assets	1.61%	1.63%	1.68%	1.61%	1.59%
Ratio of net investment income (loss) to average net assets	-1.13%	-1.34%	-1.16%	-0.63%	0.53%
Portfolio turnover rate	75%	93%	34%	27%	35%
*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$12.91	$10.66	$9.95	$12.01	$14.58

Income (loss) from investment operations:
Net investment loss	(0.33)	(0.26)	(0.22)	(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	1.95	2.51	0.93	(1.89)	(1.85)

Total from investment operations	1.62	2.25	0.71	(2.06)	(1.90)

Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.67)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.67)

Net asset value, end of period	$14.53	$12.91	$10.66	$9.95	$12.01

Total return	12.55%	21.11%	7.14%	-17.15%	-12.97%
Net assets, end of period (in millions)	$77	$76	$59	$56	$47
Ratio of expenses to average net assets	2.57%	2.62%	2.76%	2.67%	2.62%
Ratio of net investment loss to average net assets	-2.09%	-2.33%	-2.24%	-1.68%	-0.51%
Portfolio turnover rate	75%	93%	34%	27%	35%
*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$13.04	$10.75	$10.01	$12.05	$14.60

Income (loss) from investment operations:
Net investment loss	(0.34)	(0.26)	(0.22)	(0.17)	(0.04)
Net realized and unrealized gain (loss) on investments	1.99	2.55	0.96	(1.87)	(1.84)

Total from investment operations	1.65	2.29	0.74	(2.04)	(1.88)

Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.67)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.67)

Net asset value, end of period	$14.69	$13.04	$10.75	$10.01	$12.05

Total return	12.65%	21.30%	7.39%	-16.93%	-12.82%
Net assets, end of period (in millions)	$23	$24	$19	$24	$14
Ratio of expenses to average net assets	2.45%	2.48%	2.50%	2.41%	2.49%
Ratio of net investment loss to average net assets	-1.98%	-2.19%	-1.97%	-1.45%	-0.38%
Portfolio turnover rate	75%	93%	34%	27%	35%
*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$13.66	$11.10	$10.19	$12.18	$14.71

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.10)	(0.19)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	2.03	2.66	1.10	(1.91)	(1.76)

Total from investment operations	1.95	2.56	0.91	(1.92)	(1.72)

Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.07)	(0.14)
From capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.67)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.00)	(0.00)	(0.00)	(0.07)	(0.81)

Net asset value, end of period	$15.61	$13.66	$11.10	$10.19	$12.18

Total return	14.28%	23.06%	8.93%	-15.83%	-11.57%
Net assets, end of period (in millions)	$207	$184	$148	$57	$64
Ratio of expenses to average net assets	1.06%	1.06%	1.05%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	-0.58%	-0.77%	-0.56%	-0.07%	0.96%
Portfolio turnover rate	75%	93%	34%	27%	35%
*Not shown due to rounding.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Small Cap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2005, $9,730,285 was reclassified between accumulated undistributed net investment loss and additional paid-in capital. Net investment income, accumulated undistributed net realized gain on investment transactions and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,839,835. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the period ended June 30, 2005, W&R received $1,597, $134,122 and $1,845 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,170,265 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $37,348, which are included in other expenses. The Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended June 30, 2005, that amount was $620.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $603,663,800, while proceeds from maturities and sales aggregated $655,824,991. Purchases of short-term securities aggregated $3,135,323,499, while proceeds from maturities and sales aggregated $3,162,944,648. Purchases of options aggregated $522,936. During the fiscal year ended June 30, 2005, no options were sold nor were any U.S. government obligations purchased or sold.

For Federal income tax purposes, cost of investments owned at June 30, 2005 was $751,049,576, resulting in net unrealized appreciation of $201,988,750, of which $215,503,153 related to appreciated securities and $13,514,403 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2005 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$-
Distributed ordinary income	-
Undistributed ordinary income	-

Realized long-term capital gains	24,975,450
Distributed long-term capital gains	-
Undistributed long-term capital gains	24,975,450

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,

	2005	2004

Shares issued from sale of shares:
Class A	6,578	18,868
Class B	673	1,437
Class C	353	582
Class Y	1,499	2,047
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Shares redeemed:
Class A	(12,322)	(15,601)
Class B	(1,261)	(1,042)
Class C	(641)	(525)
Class Y	(1,643)	(1,918)

Increase (decrease) in outstanding capital shares	(6,764)	3,848

Value issued from sale of shares:
Class A	$89,854	$235,203
Class B	8,657	17,255
Class C	4,626	7,031
Class Y	20,520	25,151
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Value redeemed:
Class A	(167,667)	(194,822)
Class B	(16,389)	(12,658)
Class C	(8,387)	(6,411)
Class Y	(23,105)	(24,384)

Increase (decrease) in outstanding capital	$(91,891)	$46,365

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Small Cap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund"), as of June 30, 2005, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Small Cap Fund, Inc. as of June 30, 2005, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 12, 2005

Income Tax Information

Normally, dividends and/or distributions are paid to shareholders of the Fund annually in December. No dividends and/or distributions were paid to shareholders during the fiscal year from July 1, 2004 through June 30, 2005.

The Board of Directors of Waddell & Reed Advisors Small Cap Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Small Cap Fund, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (57)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (66)

4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (72)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: retired
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (38)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1999
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (81)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Frank J. Ross, Jr. (52)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1999
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1999
Director of Funds in the Fund Complex since: 1971 Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1999
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board, Director and President; formerly, Vice President
Number of portfolios overseen by Director: 72
Director since: 1999; President since: 2001; Chairman of the Board of Directors since 2005
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR (2005 to present); Chief Investment Officer and President of WDR (1998 to 2005); President and Chief Executive Officer of WRIMCO (1993 to present); Chairman of WRIMCO (2005 to present); Chief Investment Officer of WRIMCO (1991 to 2005); President, Chairman and Chief Executive Officer of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); Chief Investment Officer of IICO, (2002 to 2005); President of each of the Funds in the Advisors Fund Complex (2001 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present)
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (62)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer and Principal Accounting Officer since 1999; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001) Directorships held: None

Kristen A. Richards

(37) 6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (39)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Scott Schneider (37)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL or (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1018A (6-05)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$13,700
	2005	14,600

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$1,500
	2005	1,600

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$1,900
	2005	2,000

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$1,119
	2005	940

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,519 and $4,540 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $149,072 and $217,042 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Small Cap Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date September 6, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 6, 2005